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                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
Orchid BioSciences, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   /s/ KPMG LLP
                                                   ------------------------
Princeton, New Jersey                              KPMG LLP
April 3, 2000